EXECUTION COPY

SETTLEMENT AGREEMENT

This SETTLEMENT AGREEMENT (the "Agreement") is made as of June 28, 2013 by and among Energy Focus, Inc., a Delaware corporation ("Buyer"), Stones River Companies, LLC, a Tennessee limited liability company ("Company"), TLC Investments, LLC, a Tennessee limited liability company ("TLC"), and Jami Hall and Robert E. Wilson, Tennessee residents (TLC, Ms. Hall, and Mr. Wilson collectively, the "Sellers") (Buyer, Company and Sellers are individually referred to as a "Party" and collectively referred to as "Parties").

Recitals

A. The Parties have entered into (i) the Member Interest Purchase Agreement dated as of December 29, 2009, (ii) related agreements and documents named in the Purchase Agreement and (iii) Amendment No. 1 dated as of March 2, 2012 (collectively, the "Purchase Agreement"). Capitalized terms in this Agreement that are not defined herein shall have the meanings given to them in the Purchase Agreement.

B. The Parties have been operating pursuant to the terms of the Purchase Agreement.

C. Significant differences have arisen among the Parties.

D. The Parties desire to resolve those differences by agreeing to and implementing the provisions of this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises set forth above and the mutual promises, covenants and undertakings described herein, the sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1. Payments, Credits and Cancellations. The Parties agree that the following payments, credits, cancellations and deliveries shall be completed on or before June 28, 2013.

   a. Buyer shall pay in total the "Earn-Out" for April and May 2013, in the sum of Forty-Three Thousand, Three Hundred Twenty-One and 87/100 Dollars ($43,321.87) to Sellers in full and complete payment of all obligations under Section 2.3 entitled "Earn-Out". All other obligations of Buyer under Section 2.3 including but not limited to any amounts due for June 2013, shall be cancelled.

   b. The Convertible Promissory Note (the "Note") issued pursuant to Section 2.4 of the Purchase Agreement is cancelled in its entirety (including the Special Fee as that term is defined in Section 1 (e) of the Note) and Sellers shall mark the Note cancelled and return it to Buyer.

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c. Any and all obligations for money, services, personal property, deliveries are hereby cancelled and of no force and effect. For purposes of clarity, this Sub-Section 1. c. includes all undertakings or obligations whatsoever in any contract or agreement between the Parties and the Parties' Affiliates whether for the payment of money or otherwise. As used in this Agreement, the term "Affiliates" means any corporation, firm, limited liability company, partnership or other entity that directly or indirectly controls or is controlled by or is under common control with a Party. As used in this Section, control means ownership, directly or through one or more Affiliates, of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or fifty percent (50%) or more of the equity interests in the case of any other type of legal entity, or status as a general partner in any partnership, or any other arrangement whereby a party controls or has the right to control the Board of Directors or equivalent governing body of a corporation or other entity, or if such level of ownership or control is prohibited in any country, any entity owned or controlled by or owning or controlling at the maximum control or ownership right permitted in the country where such entity exists.

d. All open and unpaid Accounts Payable or Accounts Receivable between the Parties and any Affiliate of a Party are hereby cancelled and terminated and such obligations are no longer enforceable. This Sub-Section 1.d. specifically covers the obligation of Sellers' Affiliate, Stones River Electric, Inc., to pay Buyer's Invoice No. 330049.

e. Sellers are entitled to keep and retain possession of and title to the landscape lighting fixtures associated with Buyer's Invoice No. 330049.

f. Buyer shall pay to Sellers the sum of Two Hundred Thousand Dollars ($200,000).

g. Other than the execution and delivery of this Agreement and the delivery of the Note (marked "Cancelled"), with respect to the cancellation of obligations under this Section 1., except as required by Section 16 and the Buyer's and the Company's right under Section 2 to cancel liens, no additional documentations, credit memos or other evidence of cancellation and/or termination shall be required.

h. All sums payable hereunder shall be made by wire transfer in immediately available funds or by certified check and in either case delivered on or before June 28, 2013.

2. Use of phrase "Stones River" and similar names. The Parties recognize that there is and has been some confusion by third parties regarding similarly named entities including but not limited to "Stones River Companies, LLC", "Stones River Companies", "SRC, LLC", "SRC" SRC Solutions, "Stones River Electric, Inc." and "SRE". The Parties further recognize that each of them have used and currently continue to use the phrase "Stones River" in various formats for commercial purposes. Sellers acknowledge that, pursuant to the Purchase Agreement,

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Buyer purchased the name "Stones River Companies, LLC", and has used various derivative abbreviations thereof. Buyer acknowledges that Sellers desire to continue to use the name, "Stones River". Buyer agrees that Buyer shall cause the name of its subsidiary, Stones River Companies, LLC to be changed to a name of its choice which is not similar to and does not contain the phrase "Stones River". Buyer shall effect this change and permanently discontinue the use of the phrase "Stones River" by July 1, 2014.

Sellers agree that it shall not use the names, "Stones River Companies, LLC", "Stones River Companies", "SRC, LLC", "SRC" and SRC Solutions, for a period of five (5) years from the date hereof. Except as provided in the preceding sentence and as long as Sellers comply therewith, Buyer shall make no claims against Sellers for the use of the phrase "Stones River" singularly or as part of any business entity.

3. Termination of Agreements. Effective upon the execution and delivery of this Agreement, the cancelled Note and the payment of the sums set forth in Sub-Sections 1.a. & 1.f. above, except as otherwise set forth herein, the Purchase Agreement in its entirety is terminated and the terms thereof no longer enforceable. In addition thereto, all of the collateral under the Purchase Agreement, the Security Agreement and the Unit Pledge Agreement shall automatically be treated as released; Buyer and Company shall have the right to take all actions that are legally necessary or appropriate to release all liens on the collateral created by the Security Agreement and the Unit Pledge Agreement;

4. Mutual Release. Each of the Parties (Sellers on the one hand and Buyer and Company on the other), their respective heirs, personal representatives, administrators, successors, shareholders, predecessors, Affiliates, assigns, officers, directors, employees, attorneys, and agents (collectively, the "Releasing Parties") hereby absolutely, fully, and forever release, waive, relinquish and forever discharge each of the other Parties, their heirs, personal representatives, administrators, predecessors, Affiliates, shareholders, officers, directors, agents, employees, attorneys, successors, assigns, and any other person or entity representing or acting on behalf of each of them (collectively, the Released Parties") on account of any and all claims which the Releasing Parties may have had, may presently have, or in the future may have against the Released Parties from acts or omissions prior to the date hereof arising out of the Purchase Agreement.

5. The Parties acknowledge it is their intention that, upon execution, this Agreement shall be effective as a full and final accord, satisfaction and settlement of, and as a bar to, each and every claim which they, now have, have had in the past, or may have in the future against each other except as provided herein. In connection with such waiver and relinquishment, the Parties hereto acknowledge they are aware that they or their attorneys may hereafter discover facts different from or in addition to facts which they or their attorneys now know or believe to be true with respect to the subject matters of this Agreement but that it is their intention that the Agreement shall be and remain in full force and effect notwithstanding the discovery of any such different or additional facts.

6. The Parties hereto acknowledge and agree they have been represented by independent counsel of their own choice throughout all negotiations which have preceded the execution and performance of the Purchase Agreement and of this Agreement and that they have entered into and executed this Agreement with the consent and upon the advice of said independent counsel. This Agreement is executed voluntarily by each of the Parties hereto, without any duress or undue influence on the part of, or on behalf of any of them.

7. This Agreement shall be binding upon all the Parties, their successors, or any party claiming through the Parties. This Agreement shall inure to the benefit of the Parties and their successors and assigns. The Parties expressly assume the risk that acts, omissions, matters, causes or things may have occurred which are not known or suspected to exist, and each Party waives the terms of any statute, rule or doctrine of common law which either (a) narrowly construes releases or covenants not to sue that purport to release or bar the prosecution of claims in whole or in part based upon, arising from or related to such acts, omissions, causes or things, or (b) prohibits the releasing or the barring of the prosecutions of such claims.

8. This Agreement shall be construed without regard to the identity of the persons who drafted its various provisions; each and every provision of this Agreement shall be construed as though all of the Parties participated equally in the drafting of the same, and any rule of construction that a document is to be construed against the drafting party shall not be applicable to this Agreement.

9. This Agreement contains the entire agreement and understanding concerning the various subject matters hereof and supersedes and replaces all agreements, written and oral. The Parties hereto each acknowledge that none of them have made any promise, representation or warranty whatsoever express or implied, not contained herein concerning the subject matters hereof to induce any of the Parties to execute this Agreement, and acknowledge that they have not executed this Agreement in reliance upon any such promise, representation or warranty not contained herein.

10. (a) The Parties agree, subject to any obligations they may have under applicable law that they will not make or cause to be made any statements or take any actions that disparage, or in any way damage the reputation of the Parties. The Parties further agree that they will not make contact with any employees without prior written authorization of the other Party other than in the ordinary course of business.

(b) The Parties agree that this Settlement Agreement, including its existence and contents, and the implementation of its provisions, shall be kept confidential by the Parties and by their advisors, and may be disclosed by the Parties or by their advisors only if required by law and then only with prior notice to all the Parties. Provided that the confidentiality and notice covenants contained herein are observed by the all persons and entities receiving such confidential information, the Parties and their Affiliates shall be permitted, without disclosing the financial terms of this Agreement, to

give instructions to their officers and employees regarding the change in the business relations between the Parties and how, if any, future business contacts should be handled.

(c) The Parties agree that, promptly following the signing of this Agreement, each of them will update any filing made with the Securities and Exchange Commission to reflect any change in the Party's ownership of common shares of the Buyer, or right to obtain shares, resulting from this Agreement.

11. Sellers, Company and Buyer hereby represent and warrant to the others as follows:

(a) The Parties, respectively, have all requisite power and authority to execute this Agreement and this Agreement has been duly executed and delivered by them and constitutes the legal, valid and binding obligations of each of them, enforceable in accordance with its terms.

(b) The execution, delivery and performance of this Agreement has been duly authorized by all necessary individual and corporate action and does not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to such Party, or the articles of incorporation or organization, code of regulations, by-laws or operating agreements of the Party (as applicable), or (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which they are a party or by which they or their properties may be bound or affected. The Parties hereto each represent and warrant that (a) they have full authority to execute this Agreement on behalf of each of the Parties for whom they so sign and (b) they are acting within the course and scope of such authority in executing this Agreement.

12. If any provision of this Agreement is held to be invalid, void or unenforceable, the balance of the provision shall nevertheless remain in full force and effect and shall in no way be affected, impaired or invalidated.

13. If any provisions of this Agreement is waived in any manner whether by agreement or force of law, the balance of the provisions shall nevertheless remain in full force and effect and shall in no way be waived, affected, impaired or otherwise invalidated.

14. Any and all disputes arising out of or in any way connected with this Agreement shall be resolved by binding arbitration, with this arbitration being the sole and exclusive remedy. The award of the arbitrator may be entered in any court of applicable jurisdiction and shall be a final and binding judgment. Any party shall have the right to demand arbitration at any time, and arbitration shall be carried out pursuant to the then existing commercial rules of the American Arbitration Association using three arbitrators, unless the parties can agree on

a single neutral arbitrator from the Association's panel. Without limiting the rights of the arbitrator, the arbitrator shall have the right to assess penalties against a party that delays the arbitration, to grant affirmative relief, and to require that the party that does not prevail shall pay all attorneys' fees and costs of the other party. The parties shall have such rights of discovery as are permitted by contract in the State of Tennessee and it is the intention of the parties that these discovery rights shall be coextensive with discovery rights available in civil actions in the courts of the State of Tennessee for the amounts and the issues involved in the arbitration. The arbitration shall take place in the City of Nashville, Tennessee and the laws of the State of Delaware, without regard to its conflict of law provisions, shall apply. It is not the intent of the Parties that this arbitration provision would be applicable to any disputes arising out of Future Business between the Parties, it being the intent that any dispute resolution provisions related to any such Future Business and commercial relations would be addressed at that time. For purposes of the preceding sentence, Future Business shall mean and be limited to only those commercial arrangements or contracts that are proposed or agreed upon by the Parties and their Affiliates after July 1, 2013.

15. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Signature by facsimile or portable document format (pdf) will also bind the parties to this Agreement.

16. After the execution of this Agreement, the Parties shall cooperate in good faith to take such actions and execute such documents as may be necessary or appropriate to more effectively consummate the transaction contemplated by this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date and year first above written.

SELLERS:

TLC INVESTMENTS, LLC

By: Jami E. Hall
Name: Jami Hall
Its: Chief Executive Officer

Jami E. Hall
Jami Hall, an individual

[signatures continued on page 7]

Robert E. Wilson, an Individual

COMPANY:

STONES RIVER COMPANIES, LLC

By: ____________________
Name: Eric Hilliard
Its: President

BUYER:
ENERGY FOCUS, INC.

By: ____________________
Name: James Tu
Its: Executive Chairman

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